UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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IDENTIV, INC.

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Press release issued by Identiv, Inc. on April 14, 2025

Identiv Appoints Seasoned Financial Expert Mick Lopez to Board of Directors

New Director Brings Strong Record of Delivering Shareholder Value to Identiv’s Board

Santa Ana, Calif., April 14, 2025 — Identiv, Inc. (NASDAQ: INVE), a global leader in RFID and BLE-enabled Internet of Things (IoT) solutions, today announced the appointment of Mick Lopez to its Board of Directors. Mr. Lopez is a public company board director and former CFO who brings decades of strategic and financial governance expertise to Identiv’s Board of Directors. His extensive experience in mergers and acquisitions, coupled with his strong background in corporate governance, will further strengthen the Company’s Board.

“We are thrilled to welcome Mick Lopez to Identiv’s Board of Directors,” said James Ousley, Chairman of the Board. “His deep financial expertise and experience balancing growth, profitability, and capital decisions while navigating complex regulatory, risk, and macroeconomic challenges make him a strong addition to our Board.”

About Identiv’s New Board Director

Mick Lopez currently serves on the Board of Directors of Zeekr Group and GoPro, Inc. From 2020 to 2024, he was CFO at Ribbon Communications, and prior to that was CFO at Vista Outdoor, Veritas Technologies, Harris Corp., and Aricent Group, and held senior financial leadership at Cisco Systems, Tyco and IBM. Mr. Lopez received his MBA degree from The University of Chicago and BSBA from Georgetown University. He is a Certified Public Accountant (retired) in Florida.

“Identiv’s specialized IoT solutions are redefining what’s possible with RFID and BLE, helping shape a smarter, more connected world,” said Mick Lopez. “I’m excited to join the Board at this pivotal moment and support the company’s transformation into a pure-play specialized IoT business.”

De-Staggering of Identiv’s Board of Directors

As previously announced, the Company is seeking stockholder approval to amend the Company’s charter to declassify the Board (the “Declassification Amendment”) at the 2025 annual meeting of stockholders. If the Declassification Amendment is approved and effected, the Class II nominees for director who are standing for election at the 2025 annual meeting will be elected for one-year terms, and the Board’s classified structure will end at the 2026 annual meeting, at which time all nominees for election as director will stand for one-year terms. If the Declassification Amendment is not approved and effected, the Board will remain classified.

In addition, as part of its ongoing governance review, the Board has approved an amendment to the Company’s corporate governance guidelines to provide that if a majority of the votes cast for a director are marked “against” or “withheld” in an uncontested election, the director must promptly tender his or her irrevocable resignation for the Board’s consideration.

About Identiv

Identiv’s RFID- and BLE-enabled IoT solutions create digital identities for physical objects, enhancing global connectivity for businesses, people, and the planet. Its solutions, integrated into over 1.5 billion applications worldwide, drive innovation across healthcare, consumer electronics, luxury goods, smart packaging, and more. For additional information, visit identiv.com.

Additional Information and Where to Find It

Identiv will file a definitive proxy statement with the SEC with respect to its solicitation of proxies for its 2025 annual meeting of stockholders. SECURITYHOLDERS ARE URGED TO CAREFULLY READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SOLICITATION. Securityholders may obtain free copies of these documents and other relevant documents filed with the SEC by Identiv (when they become available) through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Identiv are also available free of charge in the “Investors—Financials” section of Identiv’s website at https://www.identiv.com/iot/investors/financials.

Participants in the Solicitation

Identiv, its directors and officers are or may be considered “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934) in the solicitation of proxies from the holders of Identiv’s common stock. Information about Identiv’s directors and executive officers, including compensation, is set forth in the sections entitled “Proposal 3—The Election of Directors Proposal” and “Executive Compensation” in its definitive proxy statement on Schedule 14A filed with the SEC on May 13, 2024 (the “2024 Proxy Statement”).

Information about the ownership of Identiv’s common stock by Identiv’s executive officers and directors is set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the 2024 Proxy Statement. To the extent holdings by the directors and executive officers of Identiv securities reported in the 2024 Proxy Statement have changed, such changes have been reflected in Form 4s filed with the SEC as set forth next to such executive officer’s or director’s name below, except with respect to Mick A. Lopez, who does not currently own any securities of Identiv. Updated information regarding the identity of potential participants, and their direct or indirect interests (by security holdings or otherwise), will be reflected in Forms 3, 4, or 5 to be filed with the SEC, as well as the section entitled “Security Ownership of Certain Beneficial Owners and Management” of Identiv’s definitive proxy statement to be filed with the SEC. All of these documents are or will be available free of charge at the SEC’s website at www.sec.gov and in the “Investors—Financials” section of Identiv’s website at https://www.identiv.com/iot/investors/financials.

Directors	Security Ownership of Directors	Executive Officers	Security Ownership of Executive Officers
James E. Ousley	Form 4 filed on October 23, 2024	Kirsten Newquist*	Forms 4 filed on May 23, 2024, October 1, 2024, February 26, 2025 and March 17, 2025

Laura Angelini	Form 4 filed on October 23, 2024	Justin Scarpulla	Forms 4 filed on September 10, 2024, December 3, 2024, January 3, 2025, February 26, 2025, March 3, 2025, March 17, 2025 and April 2, 2025, and Form 4/A filed on October 2, 2024

Gary Kremen	Form 4 filed on October 23, 2024

Richard E. Kuntz	Form 4 filed on October 23, 2024

*	Also a director

Note Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those involving future events and future results that are based on current expectations as well as the current beliefs and assumptions of management of Identiv and can be identified by words such as “anticipate,” “believe,” “continue,” “plan,” “will,” “intend,” “expect,” “outlook,” and similar references to the future. Any statement that is not a historical fact is a forward-looking statement, including statements regarding: Identiv’s strategy, opportunities, focus and goals; the expected benefits that Mr. Lopez brings to the Board of Directors; the Company’s solicitation of stockholder approval of the Declassification Amendment; the anticipated effectiveness of the Declassification Amendment; and the Company’s corporate governance practices. Forward-looking statements are only predictions and are subject to a number of risks and uncertainties, many of which are outside Identiv’s control, which could cause actual results to differ materially and adversely from those expressed in any forward-looking statements. Factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: Identiv’s ability to successfully execute its business strategy; the failure of the Declassification Amendment to become effective, whether due to a lack of stockholder approval or for any other reason; Identiv’s ability to capitalize on trends in its business; Identiv’s ability to satisfy customer demand and expectations; the level and timing of customer orders and changes/cancellations; the loss of customers, suppliers or partners; the success of Identiv’s products and strategic partnerships; and the other factors discussed in its periodic reports, including its Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent reports filed with the Securities and Exchange Commission. All forward-looking statements are based on information available to Identiv on the date hereof, and Identiv assumes no obligation to update such statements.

Identiv Investor Relations Contact:

IR@identiv.com

Identiv Media Contact:

press@identiv.com